                       SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                 April 15, 1994
                ------------------------------------------------
                Date of Report (Date of earliest event reported)



                            UNION PLANTERS CORPORATION
               --------------------------------------------------
               (Exact name of registrant as specified in charter)



       TENNESSEE                     0-6919                      62-0859007
- ------------------------          -------------             --------------------
(State of incorporation)          (Commission               (I.R.S. Employer
                                  File Number)              Identification No.)



                      UNION PLANTERS ADMINISTRATIVE CENTER
                          7130 GOODLETT FARMS PARKWAY
                            MEMPHIS, TENNESSEE  38018
                    ----------------------------------------
                    (Address of principal executive offices)



      Registrant's telephone number, including area code:  (901) 383-6000


                                  Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report).

ITEM 5. OTHER EVENTS

ACQUISITIONS

         Item 7 (b) below presents Union Planters Corporation (the Corporation) unaudited pro forma financial statements reflecting certain completed and pending acquisitions as of and for the three years ended December 31, 1993.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS
         AND EXHIBITS

(b)  Pro Forma Financial Information
     Index to Unaudited Pro Forma Financial Information

                                                                               PAGE
                                                                             -------
                 (1)      Introduction                                           1

                 (2)      Unaudited Pro Forma Consolidated Balance
                          Sheet as of December 31, 1993                      3 thru 5

                 (3)      Unaudited Pro Forma Consolidated Statements
                          of Earnings for the Years Ended December 31,
                          1993, 1992, and 1991                               6 thru 11

                 (4)      Notes to Unaudited Pro Forma Consolidated
                          Financial Statements                                  12

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Union Planters Corporation
                                           --------------------------
                                                    Registrant




Date:    April 19, 1994                    /s/ M. Kirk Walters
         --------------                    --------------------------------
                                           M. Kirk Walters
                                           Senior Vice President, Treasurer
                                           and Chief Accounting Officer

                           UNION PLANTERS CORPORATION

             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                           UNION PLANTERS CORPORATION
             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS



INTRODUCTION

         The following unaudited pro forma consolidated financial statements present a balance sheet as of December 31, 1993, and statements of earnings for each of the three years ended December 31, 1993. The pro forma balance sheet presents certain acquisitions completed subsequent to December 31, 1993, and probable pending acquisitions. The statement of earnings for the year ended December 31, 1993, presents the pro forma impact of certain acquisitions completed in 1993 and probable pending acquisitions assuming the acquisitions were all completed at January 1, 1993. Acquisitions accounted for as poolings of interests and completed in 1993 are included in the Corporation's 1993 results. Pro forma statements of earnings are also presented for the two years ended December 31, 1992, to reflect the pending acquisition via pooling of interests of BNF BANCORP, Inc. (formerly BANCFIRST Corporation) (BNF), a probable acquisition that meets the test for a significant subsidiary. The pro forma impact of the other probable acquisitions expected to be accounted for as poolings of interests is not presented because they are not considered significant to consolidated results. The pro forma financial statements should be read in connection with the Corporation's 1993 Annual Report on Form 10-K. Additionally, the Corporation's Current Reports on Form 8-K dated February 8 and April 14, 1994, contain audited financial statements and unaudited interim financial statements for BNF Bancorp, Inc. Note 1 to these pro forma financial statements identifies (including the abbreviations for the company names above the columns of the statements) the completed and probable pending acquisitions included herein.

UNION PLANTERS CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
DECEMBER 31, 1993
(Dollars in thousands)

                                                           |---- ACQUISITIONS -----|
                                                 UNION                    PROBABLE     PRO FORMA
                                               PLANTERS    CONSUMMATED     PENDING       TOTAL
                                              -----------  ------------  -----------  -----------
ASSETS
  Cash and due from banks                     $  225,626   $    14,295   $   13,841   $  253,762
  Interest-bearing deposits at financial
    institutions                                  26,647          (619)     (11,612)      14,416
  Federal funds sold and securities
    purchased under agreements to resell          53,149        11,179       25,900       90,228
  Trading account securities, at market          153,482             0            0      153,482
  Loans held for resale                           56,053             0        5,918       61,971
  Investment securities
    Held for sale                                595,090             0      124,223      719,313
    Held for investment, at cost               2,021,963       153,739       54,498    2,230,200
  Loans, net of unearned                       2,935,215       232,124      349,874    3,517,213
      Allowance for losses on loans              (80,442)       (6,175)      (3,716)     (90,333)
                                              -----------  ------------  -----------  -----------
        Net loans                              2,854,773       225,949      346,158    3,426,880

  Premises and equipment                         135,511         7,699       10,586      153,796
  Accrued interest receivable                     49,953         2,114        3,575       55,642
  Goodwill and other intangibles                  40,794           741        5,251       46,786
  Other assets                                   105,145         8,152        5,482      118,779
                                              -----------  ------------  -----------  -----------
        Total assets                          $6,318,186   $   423,249   $  583,820   $7,325,255
                                              ===========  ============  ===========  ===========
LIABILITIES AND SHAREHOLDERS' EQUITY
  Deposits
    Noninterest-bearing                       $  750,093   $    44,850   $   12,710   $  807,653
    Certificates of deposit over $100,000        334,173        22,323       24,948      381,444
    Other interest-bearing                     4,167,100       316,953      449,497    4,933,550
                                              -----------  ------------  -----------  -----------
        Total deposits                         5,251,366       384,126      487,155    6,122,647

  Short-term borrowings                          244,995           668            0      245,663
  FHLB advances                                  157,954             0       32,507      190,461
  Long-term debt                                 117,276         4,060            0      121,336
  Accrued interest, expenses, and taxes           41,893           229          882       43,004
  Other liabilities                               27,402         5,738        4,991       38,131
                                              -----------  ------------  -----------  -----------
        Total liabilities                      5,840,886       394,821      525,535    6,761,242
                                              -----------  ------------  -----------  -----------
  Shareholders' equity
    Preferred stock                              104,548             0            0      104,548
    Common stock                                  98,285        10,212       18,759      127,256
    Additional paid-in capital                    86,385         6,594        2,086       95,065
    Retained earnings                            188,082        11,622       37,440      237,144
                                              -----------  ------------  -----------  -----------
        Total shareholders' equity               477,300        28,428       58,285      564,013
                                              -----------  ------------  -----------  -----------
        Total liabilities and shareholders'
          equity                              $6,318,186   $   423,249   $  583,820   $7,325,255
                                              ===========  ============  ===========  ===========

* Not available.  Combined with other caption.

See the accompanying notes to the unaudited pro forma consolidated financial statements.

UNION PLANTERS CORPORATION
CONSUMMATED ACQUISITIONS COMBINED BALANCE SHEET
DECEMBER 31, 1993
(Dollars in thousands)

                                                                                                                   TOTAL
                                                  MSB          ACB          FNBS          CBI      ADJUSTMENTS  CONSUMMATED
                                              -----------  ------------  -----------  -----------  -----------  -----------
ASSETS
  Cash and due from banks                     $    7,240   $       871   $    4,615   $    1,569   $        0   $   14,295
  Interest-bearing deposits at financial
    institutions                                      13             0        1,179            0       (1,811)        (619)
  Federal funds sold and securities
    purchased under agreements to resell           9,594           650          875           60            0       11,179
  Trading account securities, at cost                  0             0            0            0            0            0
  Loans held for resale                                0             0            0            0            0            0
  Investment securities
    Held for sale                                      0             0            0            0            0            0
    Held for investment, at cost                  47,582           765       92,128       13,255            9      153,739
  Loans, net of unearned income                  114,146        16,920       66,753       34,143          162      232,124
      Allowance for losses on loans               (2,123)         (477)      (2,834)        (434)        (307)      (6,175)
                                              -----------  ------------  -----------  -----------  -----------  -----------
        Net loans                                112,023        16,443       63,919       33,709         (145)     225,949

  Premises and equipment                           4,185           250        2,250        1,050          (36)       7,699
  Accrued interest receivable                          *           120        1,570          424            0        2,114
  Goodwill and other intangibles                     480             0            0            0          261          741
  Other assets                                     3,459           419        3,513          195          566        8,152
                                              -----------  ------------  -----------  -----------  -----------  -----------
        Total assets                          $  184,576   $    19,518   $  170,049   $   50,262   $   (1,156)  $  423,249
                                              ===========  ============  ===========  ===========  ===========  ===========
LIABILITIES AND SHAREHOLDERS' EQUITY
  Deposits
    Noninterest-bearing                       $   22,221   $     1,875   $   16,251   $    4,503   $        0   $   44,850
    Certificates of deposit over $100,000              *         1,400       17,109        3,778           36       22,323
    Interest-bearing                             144,233        14,550      120,558       37,485          127      316,953
                                              -----------  ------------  -----------  -----------  -----------  -----------
        Total deposits                           166,454        17,825      153,918       45,766          163      384,126

  Short-term borrowings                              668             0            0            0            0          668
  FHLB advances                                        0             0            0            0            0            0
  Long-term debt                                   3,998             0            0           62            0        4,060
  Accrued interest, expenses, and taxes                *             *            *          229            0          229
  Other liabilities                                1,483           142        3,850           31          232        5,738
                                              -----------  ------------  -----------  -----------  -----------  -----------
        Total liabilities                        172,603        17,967      157,768       46,088          395      394,821
                                              -----------  ------------  -----------  -----------  -----------  -----------
  Shareholders' equity
    Preferred stock                                    0             0            0            0            0            0
    Common stock                                     880           103        1,300           55        7,874       10,212
    Additional paid-in capital                     9,025         3,328        4,240        1,306      (11,305)       6,594
    Retained earnings                              2,068        (1,880)       6,741        2,813        1,880       11,622
                                              -----------  ------------  -----------  -----------  -----------  -----------
        Total shareholders' equity                11,973         1,551       12,281        4,174       (1,551)      28,428
                                              -----------  ------------  -----------  -----------  -----------  -----------
        Total liabilities and shareholders'
          equity                              $  184,576   $    19,518   $  170,049   $   50,262   $   (1,156)  $  423,249
                                              ===========  ============  ===========  ===========  ===========  ===========

* Not available.  Combined with other caption.

See the accompanying notes to the unaudited pro forma consolidated financial statements.

UNION PLANTERS CORPORATION
PROBABLE PENDING ACQUISITIONS COMBINED BALANCE SHEET
DECEMBER 31, 1993
(Dollars in thousands)

                                                                                                                   TOTAL
                                                                                                                 PROBABLE
                                                  EBI          BNF           TBI          LBI      ADJUSTMENTS    PENDING
                                              -----------  ------------  -----------  -----------  -----------  -----------
ASSETS
  Cash and due from banks                     $    2,414   $     3,845   $    3,346   $    4,236   $        0   $   13,841
  Interest-bearing deposits at financial
    institutions                                     889             *            0        1,025      (13,526)     (11,612)
  Federal funds sold and securities
    purchased under agreements to resell           6,800             0            0       19,100            0       25,900
  Trading account securities, at cost                  0             0            0            0            0            0
  Loans held for resale                                0         4,197            0        1,721            0        5,918
  Investment securities
    Held for sale                                      0        94,056        2,616       27,551            0      124,223
    Held for investment, at cost                  13,010         7,932       32,556            0        1,000       54,498
  Loans, net of unearned income                   17,909       157,613       50,966      123,386            0      349,874
      Allowance for losses on loans                 (321)       (1,162)        (796)      (1,287)        (150)      (3,716)
                                              -----------  ------------  -----------  -----------  -----------  -----------
        Net loans                                 17,588       156,451       50,170      122,099         (150)     346,158

  Premises and equipment                             977         4,831        2,890        2,238         (350)      10,586
  Accrued interest receivable                        457         2,117            *        1,001            0        3,575
  Goodwill and other intangibles                       0             0          274            0        4,977        5,251
  Other assets                                       383         2,773        1,398        1,756         (828)       5,482
                                              -----------  ------------  -----------  -----------  -----------  -----------
        Total assets                          $   42,518   $   276,202   $   93,250   $  180,727   $   (8,877)  $  583,820
                                              ===========  ============  ===========  ===========  ===========  ===========
LIABILITIES AND SHAREHOLDERS' EQUITY
  Deposits
    Noninterest-bearing                       $    6,623   $         *   $    3,796   $    2,291   $        0   $   12,710
    Certificates of deposit over $100,000          3,805             *       12,298        8,845            0       24,948
    Interest-bearing                              24,295       220,448       67,173      137,581            0      449,497
                                              -----------  ------------  -----------  -----------  -----------  -----------
        Total deposits                            34,723       220,448       83,267      148,717            0      487,155

  Short-term borrowings                                0             0            0            0            0            0
  FHLB advances                                        0        22,000          600        9,907            0       32,507
  Long-term debt                                       0             0            0            0            0            0
  Accrued interest, expenses, and taxes              882             *            *            *            0          882
  Other liabilities                                  322         2,431          338        1,760          140        4,991
                                              -----------  ------------  -----------  -----------  -----------  -----------
        Total liabilities                         35,927       244,879       84,205      160,384          140      525,535
                                              -----------  ------------  -----------  -----------  -----------  -----------
  Shareholders' equity
    Preferred stock                                    0             0            0            0                         0
    Common stock                                   1,000            18          539          640       16,562       18,759
    Additional paid-in capital                     2,031        11,184        4,428        5,121      (20,678)       2,086
    Retained earnings                              3,560        20,121        4,078       14,582       (4,901)      37,440
                                              -----------  ------------  -----------  -----------  -----------  -----------
        Total shareholders' equity                 6,591        31,323        9,045       20,343       (9,017)      58,285
                                              -----------  ------------  -----------  -----------  -----------  -----------
        Total liabilities and shareholders'   $   42,518   $   276,202   $   93,250   $  180,727   $   (8,877)  $  583,820
                                              ===========  ============  ===========  ===========  ===========  ===========

* Not available.  Combined with other caption.

See the accompanying notes to the unaudited pro forma consolidated financial statements.

UNION PLANTERS CORPORATION AND SUBSIDIARIES
UNAUDITED CONSOLIDATED PRO FORMA STATEMENT OF EARNINGS
YEAR ENDING DECEMBER 31, 1993
(Dollars in thousands)

                                                             |------------- ACQUISTIONS -----------|
                                                  UNION      CONSUMMATED   CONSUMMATED     PROBABLE     PRO FORMA
                                                 PLANTERS     PURCHASES      POOLINGS      PENDING        TOTAL
                                               ------------  ------------  ------------  ------------  ------------
Interest income
  Interest and fees on loans                   $   241,072   $     5,409   $    18,733   $    31,381   $   296,595
  Interest on investment securities
    Taxable                                        116,025           843         8,732         9,654       135,254
    Tax-exempt                                      24,448           225           499           162        25,334
  Interest on deposits at financial institution      1,634          (166)          114          (245)        1,337
  Interest on federal funds sold and securities
    purchased under agreements to resell             4,602           121           377           665         5,765
  Interest on trading account securities             6,194             0             0             0         6,194
  Interest on loans held for resale                  3,239             0             0             0         3,239
                                               ------------  ------------  ------------  ------------  ------------
      Total interest income                        397,214         6,432        28,455        41,617       473,718
                                               ------------  ------------  ------------  ------------  ------------
Interest expense
  Interest on deposits                             146,800         3,183        12,595        17,941       180,519
  Interest on short-term borrowings                  6,287             0           284             0         6,571
  Interest on FHLB advances and long-term debt      11,460             0             0         1,031        12,491
                                               ------------  ------------  ------------  ------------  ------------
      Total interest expense                       164,547         3,183        12,879        18,972       199,581
                                               ------------  ------------  ------------  ------------  ------------
      Net interest income                          232,667         3,249        15,576        22,645       274,137
Provision for losses on loans                        9,689         3,367         1,275           531        14,862
                                               ------------  ------------  ------------  ------------  ------------
      Net interest income after provision
        for losses on loans                        222,978          (118)       14,301        22,114       259,275
                                               ------------  ------------  ------------  ------------  ------------
Noninterest income
  Service charges on deposit accounts               28,721           453         1,768         1,355        32,297
  Profits and commissions on trading activities      8,720             0            51             0         8,771
  Investment securities gains (losses)               4,581           (69)          106           470         5,088
  Other income                                      44,715           210           816         1,812        47,553
                                               ------------  ------------  ------------  ------------  ------------
      Total noninterest income                      86,737           594         2,741         3,637        93,709
                                               ------------  ------------  ------------  ------------  ------------
Noninterest expense
  Salaries and employee benefits                    98,920         1,013         7,294         6,678       113,905
  Net occupancy expense                             15,909           135         1,590         1,829        19,463
  Equipment expense                                 15,735           122           250           397        16,504
  Other expense                                     93,916         1,985         6,435         6,150       108,486
                                               ------------  ------------  ------------  ------------  ------------
      Total noninterest expense                    224,480         3,255        15,569        15,054       258,358
                                               ------------  ------------  ------------  ------------  ------------
      Earnings before income taxes, extraordinary
        items, and accounting changes               85,235        (2,779)        1,473        10,697        94,626
Applicable income taxes                             23,967           109           433         4,505        29,014
                                               ------------  ------------  ------------  ------------  ------------
      Earnings before extraordinary items
        and accounting changes                 $    61,268   $    (2,888)  $     1,040   $     6,192   $    65,612
                                               ============  ============  ============  ============  ============


Earnings per common share
  Primary                                      $      2.69                                             $      2.22
  Fully diluted                                       2.49                                                    2.13
Weighted average shares outstanding
  (in thousands)
    Primary                                         19,622                                                  25,526
    Fully diluted                                   23,852                                                  30,023

* Not available.  Combined with other caption.

See the accompanying notes to the unaudited pro forma consolidated financial statements.

UNION PLANTERS CORPORATION AND SUBSIDIARIES
CONSUMMATED PURCHASE ACQUISITIONS COMBINED STATEMENT OF EARNINGS
YEAR ENDED DECEMBER 31, 1993
(Dollars in thousands)


                                                                FIRST                      FARMERS
                                                   ACB         FEDERAL         FSB          UNION          FCB           ERIN
                                               ------------  ------------  ------------  ------------  ------------  ------------
Interest income
  Interest and fees on loans                   $     1,590   $     1,813   $       223   $       973   $       330   $       614
  Interest on investment securities
    Taxable                                             52           173           115           264            30           381
    Tax-exempt                                           0             0            20            27             3           175
  Interest on deposits at financial institution          0             0             0             0            (2)            3
  Interest on federal funds sold and securities
    purchased under agreements to resell                50             0            15            21             2            33
  Interest on trading account securities                 0             0             0             0             0             0
  Interest on loans held for resale                      0             0             0             0             0             0
                                               ------------  ------------  ------------  ------------  ------------  ------------
      Total interest income                          1,692         1,986           373         1,285           363         1,206
                                               ------------  ------------  ------------  ------------  ------------  ------------
Interest expense
  Interest on deposits                                 751         1,051           159           616           153           455
  Interest on short-term borrowings                                    0             0             0             0             0
  Interest on FHLB advances and long-term debt                         0             0             0             0             0
                                               ------------  ------------  ------------  ------------  ------------  ------------
      Total interest expense                           751         1,051           159           616           153           455
                                               ------------  ------------  ------------  ------------  ------------  ------------
      Net interest income                              941           935           214           669           210           751
Provision for losses on loans                           20         2,650            35           334             0            21
                                               ------------  ------------  ------------  ------------  ------------  ------------
      Net interest income after provision
        for losses on loans                            921        (1,715)          179           335           210           730
                                               ------------  ------------  ------------  ------------  ------------  ------------
Noninterest income
  Service charges on deposit accounts                  148           150            13            60            34            48
  Profits and commissions on trading activities                        0             0             0             0             0
  Investment securities gains (losses)                               134            17          (210)            0           (10)
  Other income                                          67            68            26            30             3            16
                                               ------------  ------------  ------------  ------------  ------------  ------------
      Total noninterest income                         215           352            56          (120)           37            54
                                               ------------  ------------  ------------  ------------  ------------  ------------
Noninterest expense
  Salaries and employee benefits                       343             *            55           268           171           176
  Net occupancy expense                                118             *            13            40             9            22
  Equipment expense                                      *             *            14            91            17             *
  Other expense                                        330           806            71           147           288           218
                                               ------------  ------------  ------------  ------------  ------------  ------------
      Total noninterest expense                        791           806           153           546           485           416
                                               ------------  ------------  ------------  ------------  ------------  ------------
      Earnings before income taxes, extraordinary
        items, and accounting changes                  345        (2,169)           82          (331)         (238)          368
Applicable income taxes (credit)                       114           160            24          (143)            0           109
                                               ------------  ------------  ------------  ------------  ------------  ------------
      Earnings before extraordinary items
        and accounting changes                 $       231   $    (2,329)  $        58   $      (188)  $      (238)  $       259
                                               ============  ============  ============  ============  ============  ============

                                                               CONSUMMATED
                                                ADJUSTMENTS     PURCHASES
                                               -------------  -------------
Interest income
  Interest and fees on loans                   $      (134)   $     5,409
  Interest on investment securities
    Taxable                                           (172)           843
    Tax-exempt                                           0            225
  Interest on deposits at financial institution       (167)          (166)
  Interest on federal funds sold and securities
    purchased under agreements to resell                 0            121
  Interest on trading account securities                 0              0
  Interest on loans held for resale                      0              0
                                               ------------   ------------
      Total interest income                           (473)         6,432
                                               ------------   ------------
Interest expense
  Interest on deposits                                  (2)         3,183
  Interest on short-term borrowings                      0              0
  Interest on FHLB advances and long-term debt           0              0
                                               ------------   ------------
      Total interest expense                            (2)         3,183
                                               ------------   ------------
      Net interest income                             (471)         3,249
Provision for losses on loans                          307          3,367
                                               ------------   ------------
      Net interest income after provision
        for losses on loans                           (778)          (118)
                                               ------------   ------------
Noninterest income
  Service charges on deposit accounts                    0            453
  Profits and commissions on trading activities          0              0
  Investment securities gains (losses)                   0            (69)
  Other income                                           0            210
                                               ------------   ------------
      Total noninterest income                           0            594
                                               ------------   ------------
Noninterest expense
  Salaries and employee benefits                         0          1,013
  Net occupancy expense                                (67)           135
  Equipment expense                                      0            122
  Other expense                                        125          1,985
                                               ------------   ------------
      Total noninterest expense                         58          3,255
                                               ------------   ------------
      Earnings before income taxes, extraordinary
        items, and accounting changes                 (836)        (2,779)
Applicable income taxes (credit)                      (155)           109
                                               ------------   ------------
      Earnings before extraordinary items
        and accounting changes                 $      (681)   $    (2,888)
                                               ============   ============



* Not available.  Combined with other caption.

See the accompanying notes to the unaudited pro forma consolidated financial statements.

UNION PLANTERS CORPORATION AND SUBSIDIARIES
CONSUMMATED POOLING ACQUISITIONS COMBINED STATEMENT OF EARNINGS
YEAR ENDED DECEMBER 31, 1993
(Dollars in thousands)


                                                                                         CONSUMMATED
                                                   MSB           FNBS          CBI         POOLINGS
                                               ------------  ------------  ------------  ------------
Interest income
  Interest and fees on loans                   $     9,839   $     6,207   $     2,687   $    18,733
  Interest on investment securities
    Taxable                                          2,871         5,225           636         8,732
    Tax-exempt                                         439            36            24           499
  Interest on deposits at financial institution          1           111             2           114
  Interest on federal funds sold and securities
    purchased under agreements to resell               196           121            60           377
  Interest on trading account securities                 0             0             0             0
  Interest on loans held for resale                      0             0             0             0
                                               ------------  ------------  ------------  ------------
      Total interest income                         13,346        11,700         3,409        28,455
                                               ------------  ------------  ------------  ------------
Interest expense
  Interest on deposits                               5,887         5,311         1,397        12,595
  Interest on short-term borrowings                    281             1             2           284
  Interest on FHLB advances and long-term debt           0             0             0             0
                                               ------------  ------------  ------------  ------------
      Total interest expense                         6,168         5,312         1,399        12,879
                                               ------------  ------------  ------------  ------------
      Net interest income                            7,178         6,388         2,010        15,576
Provision for losses on loans                        1,147             0           128         1,275
                                               ------------  ------------  ------------  ------------
      Net interest income after provision
        for losses on loans                          6,031         6,388         1,882        14,301
                                               ------------  ------------  ------------  ------------
Noninterest income
  Service charges on deposit accounts                  938           636           194         1,768
  Profits and commissions on trading activities          0             0            51            51
  Investment securities gains (losses)                (185)          287             4           106
  Other income                                         515           170           131           816
                                               ------------  ------------  ------------  ------------
      Total noninterest income                       1,268         1,093           380         2,741
                                               ------------  ------------  ------------  ------------
Noninterest expense
  Salaries and employee benefits                     2,882         3,724           688         7,294
  Net occupancy expense                              1,040           423           127         1,590
  Equipment expense                                      *           250             *           250
  Other expense                                      3,068         2,953           414         6,435
                                               ------------  ------------  ------------  ------------
      Total noninterest expense                      6,990         7,350         1,229        15,569
                                               ------------  ------------  ------------  ------------
      Earnings before income taxes, extraordinary
        items, and accounting changes                  309           131         1,033         1,473
Applicable income taxes (credit)                       (15)           85           363           433
                                               ------------  ------------  ------------  ------------
      Earnings before extraordinary items
        and accounting changes                 $       324   $        46   $       670   $     1,040
                                               ============  ============  ============  ============

* Not available.  Combined with other caption.

See the accompanying notes to the unaudited pro forma consolidated financial statements.

UNION PLANTERS CORPORATION
PROBABLE PENDING ACQUISITIONS COMBINED STATEMENT OF EARNINGS
YEAR ENDED DECEMBER 31, 1993
(Dollars in thousands)


                                                                                                                       PROBABLE
                                                   EBI           BNF           TBI           LBI        ADJUSTMENTS    PENDING
                                               ------------  ------------  ------------  ------------  ------------  ------------
Interest income
  Interest and fees on loans                   $     3,073   $    13,187   $     4,633   $    10,488   $             $    31,381
  Interest on investment securities
    Taxable                                            450         6,574         1,652         1,478          (500)        9,654
    Tax-exempt                                          67             *            95             0                         162
  Interest on deposits at financial institution         40             *             0            53          (338)         (245)
  Interest on federal funds sold and securities                                                                  0
    purchased under agreements to resell               189             0             0           476                         665
  Interest on trading account securities                 0             0             0             0             0             0
  Interest on loans held for resale                      0             *             0             0             0             0
                                               ------------  ------------  ------------  ------------  ------------  ------------
      Total interest income                          3,819        19,761         6,380        12,495          (838)       41,617
                                               ------------  ------------  ------------  ------------  ------------  ------------
Interest expense
  Interest on deposits                                 914         7,687         3,358         5,982                      17,941
  Interest on short-term borrowings                      0             0             0             0                           0
  Interest on FHLB advances and long-term debt           0           898            15           118                       1,031
                                               ------------  ------------  ------------  ------------  ------------  ------------
      Total interest expense                           914         8,585         3,373         6,100             0        18,972
                                               ------------  ------------  ------------  ------------  ------------  ------------
      Net interest income                            2,905        11,176         3,007         6,395          (838)       22,645
Provision for losses on loans                            0            54            68           259           150           531
                                               ------------  ------------  ------------  ------------  ------------  ------------
      Net interest income after provision
        for losses on loans                          2,905        11,122         2,939         6,136          (988)       22,114
                                               ------------  ------------  ------------  ------------  ------------  ------------
Noninterest income
  Service charges on deposit accounts                  295           553           125           382                       1,355
  Profits and commissions on trading activities          0             0             0             0             0             0
  Investment securities gains                           10           151           308             1                         470
  Other income                                          38           475            33         1,289           (23)        1,812
                                               ------------  ------------  ------------  ------------  ------------  ------------
      Total noninterest income                         343         1,179           466         1,672           (23)        3,637
                                               ------------  ------------  ------------  ------------  ------------  ------------
Noninterest expense
  Salaries and employee benefits                       970         2,730           976         2,002                       6,678
  Net occupancy expense                                190         1,183           201           389          (134)        1,829
  Equipment expense                                      *             *           397             *                         397
  Other expense                                        864         1,926         1,002         2,025           333         6,150
                                               ------------  ------------  ------------  ------------  ------------  ------------
      Total noninterest expense                      2,024         5,839         2,576         4,416           199        15,054
                                               ------------  ------------  ------------  ------------  ------------  ------------
      Earnings before income taxes, extraordinary
        items, and accounting changes                1,224         6,462           829         3,392        (1,210)       10,697
Applicable income taxes (credit)                       472         2,366           274         1,302            91         4,505
                                               ------------  ------------  ------------  ------------  ------------  ------------
      Earnings before extraordinary items
        and accounting changes                 $       752   $     4,096   $       555   $     2,090   $    (1,301)  $     6,192
                                               ============  ============  ============  ============  ============  ============


* Not available.  Combined with other caption.

See the accompanying notes to the unaudited pro forma consolidated financial statements.

UNION PLANTERS CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF EARNINGS WITH BNF
FOR THE YEAR-ENDED DECEMBER 31, 1992
(Dollars in thousands)

                                                       UPC           BNF          TOTAL
                                                     12/31/92      12/31/92      12/31/92
Interest income                                    ------------  ------------  ------------
  Interest and fees on loans                       $   199,881   $    14,028   $   213,909
  Interest on investment securities
    Taxable                                            106,139         7,221       113,360
    Tax-exempt                                          16,148             *        16,148
  Interest on deposits at financial institutions         3,999             *         3,999
  Interest on federal funds sold and securities
    purchased under agreements to resell                 4,280             0         4,280
  Interest on trading account securities                 6,648             0         6,648
  Interest on loans held for resale                      3,457             *         3,457
                                                   ------------  ------------  ------------
      Total interest income                            340,552        21,249       361,801
                                                   ------------  ------------  ------------
Interest expense
  Interest on deposits                                 137,605         9,527       147,132
  Interest on short-term borrowings                      6,942             0         6,942
  Interest on FHLB advances and long-term debt           4,868           621         5,489
                                                   ------------  ------------  ------------
      Total interest expense                           149,415        10,148       159,563
                                                   ------------  ------------  ------------
      Net interest income                              191,137        11,101       202,238
Provision for losses on loans                           18,557           637        19,194
                                                   ------------  ------------  ------------
      Net interest income after provision
        for losses on loans                            172,580        10,464       183,044
                                                   ------------  ------------  ------------
Noninterest income
  Service charges on deposit accounts                   20,843           492        21,335
  Profits and commissions from trading activities       10,168             0        10,168
  Investment securities gains                           13,246           117        13,363
  Other income                                          39,016           546        39,562
                                                   ------------  ------------  ------------
      Total noninterest income                          83,273         1,155        84,428
                                                   ------------  ------------  ------------
Noninterest expense
  Salaries and employee benefits                        74,772         2,473        77,245
  Net occupancy expense                                 13,136           961        14,097
  Equipment expense                                     12,225             *        12,225
  Other expense                                         99,085         2,186       101,271
                                                   ------------  ------------  ------------
      Total noninterest expense                        199,218         5,620       204,838
                                                   ------------  ------------  ------------
      Earnings before income taxes, extraordinary
        items, and accounting changes                   56,635         5,999        62,634
Applicable income taxes                                 15,196         2,415        17,611
                                                   ------------  ------------  ------------
      Earnings before extraordinary items
        and accounting changes                     $    41,439   $     3,584   $    45,023
                                                   ============  ============  ============

Earnings per common share
  Primary                                          $      2.10                 $      2.06
  Fully diluted                                           2.02                        2.00
Weighted average shares outstanding
  (in thosands)
    Primary                                             16,765                      18,819
    Fully diluted                                       19,609                      21,663

*  Not available.  Combined with other caption.

See the accompanying notes to the unaudited pro forma consolidated financial statements.

UNION PLANTERS CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF EARNINGS WITH BNF
FOR THE YEAR-ENDED DECEMBER 31, 1991
(Dollars in thousands)

                                                      UPC           BNF          TOTAL
                                                    12/31/91      12/31/91      12/31/91
                                                  ------------  ------------  ------------
Interest income
  Interest and fees on loans                      $   214,762   $    14,445   $   229,207
  Interest on investment securities
    Taxable                                            79,253         7,086        86,339
    Tax-exempt                                         13,354             *        13,354
  Interest on deposits at financial institutions        7,525             *         7,525
  Interest on federal funds sold and securities
    purchased under agreements to resell                6,606             0         6,606
  Interest on trading account securities                5,419             0         5,419
  Interest on loans held for resale                     4,671             *         4,671
                                                  ------------  ------------  ------------
      Total interest income                           331,590        21,531       353,121
                                                  ------------  ------------  ------------
Interest expense
  Interest on deposits                                160,252        13,043       173,295
  Interest on short-term borrowings                    12,809             0        12,809
  Interest on FHLB advances and long-term debt          4,974            30         5,004
                                                  ------------  ------------  ------------
      Total interest expense                          178,035        13,073       191,108
                                                  ------------  ------------  ------------
      Net interest income                             153,555         8,458       162,013
Provision for losses on loans                          24,835           446        25,281
                                                  ------------  ------------  ------------
      Net interest income after provision
        for losses on loans                           128,720         8,012       136,732
                                                  ------------  ------------  ------------
Noninterest income
  Service charges on deposit accounts                  19,394           474        19,868
  Profits and commissions from trading activities      14,707             0        14,707
  Investment securities gains                           3,344            47         3,391
  Other income                                         32,165           410        32,575
                                                  ------------  ------------  ------------
      Total noninterest income                         69,610           931        70,541
                                                  ------------  ------------  ------------
Noninterest expense
  Salaries and employee benefits                       69,756         2,197        71,953
  Net occupancy expense                                10,556           987        11,543
  Equipment expense                                    10,627             *        10,627
  Other expense                                        73,832         1,646        75,478
                                                  ------------  ------------  ------------
      Total noninterest expense                       164,771         4,830       169,601
                                                  ------------  ------------  ------------
      Earnings before income taxes, extraordinary
        items, and accounting changes                  33,559         4,113        37,672
Applicable income taxes                                 6,051         1,487         7,538
                                                  ------------  ------------  ------------
      Earnings before extraordinary items         $    27,508   $     2,626   $    30,134
        and accounting changes                    ============  ============  ============

Earnings per common share
  Primary                                         $      1.59                 $      1.56
  Fully diluted                                          1.58                        1.55
Weighted average shares outstanding
  (in thousands)
    Primary                                            16,632                      18,686
    Fully diluted                                      16,986                      19,040


* Not available. Combined with other caption.

See the accompanying notes to the unaudited pro forma consolidated financial statements.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1. CONSUMMATED ACQUISITIONS

         The unaudited pro forma consolidated balance sheet and statements of earnings reflect the consummated and probable pending acquisitions listed below. The unaudited pro forma consolidated balance sheet gives effect to these transactions at December 31, 1993, as if they had occurred on that date, and the unaudited pro forma consolidated statements of earnings reflect the impact of the transactions as if they had occurred January 1, 1993, except for the BNF BANCORP, Inc. (formerly BANCFIRST Corporation) (BNF) acquisition which is presented assuming the transaction occurred January 1, 1991. The unaudited pro forma consolidated results shown are not necessarily indicative of future operating results, nor can there be any assurance that the pending transactions will be consummated. For the probable pending acquisitions to be accounted for as poolings of interests, except BNF, statements of earnings for periods prior to 1993 are not presented because the transactions are not significant.

POOLINGS OF INTERESTS COMPLETED IN 1993 AND INCLUDED IN THE
  CORPORATION'S 1993 BALANCE SHEET AND STATEMENTS OF EARNINGS

                                        Date        Shares       Total Assets
     Institution                      Acquired      Issued    at January 1, 1993
- --------------------------            --------      ------    ------------------
                                                                 (in millions)

Garrett Bancshares Inc.                5/31/93      613,088         $ 173.7
Hogue Holding Company, Inc.             9/1/93      219,274            38.5
Central State Bancorp, Inc.             9/1/93      630,355           107.8
First Financial Services, Inc.         10/1/93      447,906            86.0
                                                  ---------         -------
      Total                                       1,910,623         $ 406.0
                                                  =========         =======

PURCHASE ACQUISITIONS COMPLETED IN 1993

                           Date                                  Purchase       Resulting
    Institution          Acquired          Consideration          Price         Goodwill        Total Assets
- ---------------------    --------      ---------------------     --------      ----------       ------------
                                                                      (Dollars in millions)
Bank of East              1/1/93      648,786 Shares of Series     $25.3          $7.0              $231
Tennessee (BOET) in                   E Preferred Stock
Morristown, TN (a)

Security Trust Federal    1/1/93      Cash                          22.0           3.0               261
Savings and Loan
Association in
Knoxville, TN and
SaveTrust Federal
Savings Bank in
Dyersburg, TN (Security
Trust/SaveTrust)

First Federal Savings    2/26/93      625,000 Shares of               NM (b)         - (c)           187
Bank of Maryville,                    Common Stock
TN (Maryville)(b)                     (Conversion/Acquisition)

First State              3/12/93      Cash and Common Stock          3.9            .4                34
Bancshares, Inc. (FSB),               (90,162 Shares)
Parent Company of
First State Bank of
Fayette County in
Somerville,
TN (Somerville)

First Cumberland Bank    3/15/93      Cash                            .2             -                20
in Madison, TN

Farmers Union Bank in     4/1/93      Cash                           9.5           4.2                78
Ripley, Tennessee
(Farmers Union)

Erin Bank & Trust         6/1/93      259,736 Shares of              8.3           2.1                43
Company in Erin,                      Series E Preferred Stock
TN (Erin)


(a) The Corporation had previously acquired 17.93% of the common stock of BOET ($3.4 million). On January 1, 1993, the Corporation purchased an additional 43.93% of the common stock of BOET in exchange for Series E Preferred Stock ($11.1 million). Effective May 3, 1993, the Corporation acquired the remaining outstanding common stock of BOET in exchange for the Corporation's Series E Preferred Stock ($10.8 million).

(b) The Corporation acquired Maryville, a mutual savings bank which, pursuant to a conversion/acquisition, converted to a federal stock charter. All of the stock of was acquired by the Corporation in exchange for a capital contribution of approximately $14.1 million derived in part from the proceeds of a public offering of the Corporation's Common Stock made in connection with the conversion/acquisition.

(c) The recording of the acquisition of Maryville using the purchase method of accounting resulted in negative goodwill of approximately $9.4 million, $8.1 of which was deducted from noncurrent, nonmonetary assets (premises and equipment, fair value adjustment of loans, prepaid software and mortgage servicing rights). The remaining negative goodwill of $1.3 million was recorded in other liabilities and is being amortized over 7 years.

NM - Not meaningful

POOLINGS OF INTERESTS COMPLETED SUBSEQUENT TO DECEMBER 31, 1993 AND
  THROUGH APRIL 1, 1994

                                                                                             Approximate
         Institution                        Date Acquired               Shares Issued        Total Assets
- ---------------------------------           -------------               -------------        ------------
Mid-South Bancorp. Inc., Parent                1/1/94                      839,542               $ 185
Company of Simpson County Bank
in Franklin, KY; Adairville Banking
Company in Adairville, KY; General
Trust Company in Nashville, TN;
The Peoples Bank of Elk Valley
in Fayetteville, TN; and First
Citizens Bank in Franklin, Columbia
and Mt. Pleasant, TN (MSB)

First National Bancorp of                      3/1/94                      974,886                 172
Shelbyville, Inc., Parent Company
of First National Bank of
Shelbyville in Shelbyville, TN
(FNB)

Clin-Ark Bancshares, Inc.,                     4/1/94                      227,768                  48
Parent Company of First National
Bank of Clinton in Clinton, AR (CBI)

                                                                         ---------               -----
            Total                                                        2,042,196               $ 405
                                                                         =========               =====


PURCHASE ACQUISITIONS COMPLETED SUBSEQUENT TO DECEMBER 31, 1993 AND
  THROUGH APRIL 1, 1994

                                                               Purchase      Resulting       Approximate
         Institution                        Consideration        Price      Intangibles      Total Assets
- ---------------------------------           -------------      --------     -----------     -------------
Anderson County Bank in Clinton, TN (ACB)       Cash             $2.0            $ .3            $ 22


PROBABLE PENDING ACQUISITIONS AT APRIL 15, 1994

                                                                        Method of               Total
         Institution                        Consideration               Accounting              Assets
- ---------------------------------           -------------               ----------              ------
Tennessee Bancorp, Inc., Parent             Cash equal to               Purchase                 $ 92
Company of Tennessee National               1.5 times net
Bank in Columbia, Tennessee (TBI)           book value at
                                            closing

Liberty Bancshares, Inc.,                   Approximately               Pooling of                181
Parent Company of Liberty                   1,322,000 shares            Interests
Federal Savings Bank in                     of the Corporation's
Paris, Tennessee (LBI)                      Common Stock

Earle Bancshares, Inc.,                     Approximately                Pooling of                40
Parent Company of                           375,000 shares               Interests
First Southern Bank in                      of the Corporation's
Earle, Arkansas (EBI)                       Common Stock

                                                                        Method of               Total
         Institution                        Consideration               Accounting              Assets
- ---------------------------------           -------------               ----------              ------
                                                                                             (In millions)
BNF BANCORP. Inc., Parent                   Approximately                Pooling of            $  262
Company of BANKFIRST                        2,054,000 shares             Interests
federal savings bank in                     of the Corporation's
Decatur, Alabama (BNF)                      Common Stock


NOTE 6. UNAUDITED PRO FORMA ADJUSTMENTS

            The following summarizes the unaudited pro forma adjustments which are necessary to reflect the transactions described previously as of December 31, 1993, for the unaudited pro forma consolidated balance sheet and for the three years ended December 31, 1993, for the unaudited pro forma consolidated statements of earnings. The adjustments for probable pending acquisitions are based on currently available information and could change significantly upon consummation. Not all purchase accounting adjustments have been reflected because certain information is not available; however, the amounts are not considered material.

                  UNION PLANTERS CORPORATION AND SUBSIDIARIES
                            CONSUMMATED ACQUISITIONS
           UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET ADJUSTMENTS


                                                                                                   DECEMBER 31, 1993
                                                                                                     DEBIT (CREDIT)
                                                                                                 ----------------------
                                                                                                 (DOLLARS IN THOUSANDS)
(1)      INTEREST-BEARING DEPOSITS AT FINANCIAL INSTITUTIONS
           PURCHASE PRICE                                                                                       $(1,811)

(2)      INVESTMENT SECURITIES - HELD FOR INVESTEMENT
           FAIR VALUE ADJUSTMENT                                                                                      9

(3)      LOANS
           FAIR VALUE ADJUSTMENT                                                                                    162

(4)      ALLOWANCE FOR LOSSES ON LOANS
           ADDITIONAL PROVISION                                                                                    (307)

(5)      PREMISES AND EQUIPMENT
           WRITE-OFF OF IDLE ASSETS                                                                                 (36)

(6)      GOODWILL AND OTHER INTANGIBLES
           GOODWILL AND OTHER INTANGIBLES RESULTING FROM ACQUISITIONS                                               261

(7)      OTHER ASSETS
           ADJUST DEFERRED TAX ASSET                                                                                566

(8)      CERTIFICATES OF DEPOSITS OVER $100,000
           FAIR VALUE ADJUSTMENT                                                                                    (36)

(9)      INTEREST-BEARING DEPOSITS
           FAIR VALUE ADJUSTMENT                                                                                   (127)

(10)     OTHER LIABILITIES
           MISCELLANEOUS ADJUSTMENTS (INCLUDES DATA PROCESSING CONVERSION EXPENSES,
           OPEB ADJUSTMENT, TAXES PAYABLE, AND OTHER MISCELLANEOUS LIABILITIES)                                    (232)

(11)     COMMON STOCK
           TO ELIMINATE COMMON STOCK                                                                $ 2,283
           ISSUANCE OF COMMON STOCK                                                                  (9,073)
                                                                                                    -------
             TOTAL                                                                                               (6,790)

(12)     ADDITIONAL PAID-IN CAPITAL
           TO ELIMINATE SURPLUS                                                                      16,593
           EXCESS OF TOTAL EQUITY OVER PAR/STATED VALUE OF STOCK ISSUED                              (6,372)
                                                                                                    -------
             TOTAL                                                                                               10,221

(13)     RETAINED EARNINGS
           TO ELIMINATE RETAINED EARNINGS                                                            (1,049)
           PURCHASE ACCOUNTING ADJUSTMENTS                                                             (831)
                                                                                                    -------
             TOTAL                                                                                               (1,880)
                                                                                                                -------
                             TOTAL                                                                                   $0
                                                                                                                =======

                  UNION PLANTERS CORPORATION AND SUBSIDIARIES
                         PROBABLE PENDING ACQUISITIONS
           UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET ADJUSTMENTS


                                                                                                   DECEMBER 31, 1993
                                                                                                     DEBIT (CREDIT)
                                                                                                 ----------------------
                                                                                                 (DOLLARS IN THOUSANDS)
(1)      INTEREST-BEARING DEPOSITS AT FINANCIAL INSTITUTIONS
           PURCHASE PRICE                                                                                      $(13,526)

(2)      INVESTMENT SECURITIES - HELD FOR INVESTEMENT
           FAIR VALUE ADJUSTMENT                                                                                  1,000

(3)      ALLOWANCE FOR LOSSES ON LOANS
           ADDITIONAL PROVISION                                                                                    (150)

(4)      PREMISES AND EQUIPMENT
           WRITE-OFF DATA PROCESSING EQUIPMENT AND SOFTWARE                                                        (350)

(5)      GOODWILL AND OTHER INTANGIBLES
           GOODWILL AND OTHER INTANGIBLES RESULTING FROM ACQUISITIONS                                             4,977

(6)      OTHER ASSETS
           MISCELLANEOUS ADJUSTMENTS(INCLUDES WRITE-OFF OF PREPAIDS,
           INTANGIBLES, AND OTHER MISCELLANEOUS ASSETS)                                                            (828)

(7)      OTHER LIABILITIES
           MISCELLANEOUS ADJUSTMENTS (INCLUDES MERGER EXPENSES, OPEB ADJUSTMENT,
           AND OTHER MISCELLANEOUS LIABILITIES)                                                                    (140)

(8)      COMMON STOCK
           TO ELIMINATE COMMON STOCK                                                               $  2,252
           ISSUANCE OF COMMON STOCK                                                                 (19,898)
                                                                                                   --------
             TOTAL                                                                                              (17,646)

(9)      ADDITIONAL PAID-IN CAPITAL
           TO ELIMINATE SURPLUS                                                                      24,070
           EXCESS OF TOTAL EQUITY OVER PAR/STATED VALUE OF STOCK ISSUED                              (2,308)
                                                                                                   --------
             TOTAL                                                                                               21,762

(10)     RETAINED EARNINGS
           TO ELIMINATE RETAINED EARNINGS                                                             4,049
           EXCESS OF TOTAL EQUITY OVER PAR/STATED VALUE OF STOCK ISSUED                                 852
                                                                                                   --------
             TOTAL                                                                                                4,901
                                                                                                               --------
                              TOTAL                                                                                  $0
                                                                                                               ========

                  UNION PLANTERS CORPORATION AND SUBSIDIARIES
                            CONSUMMATED ACQUISITIONS
      UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF EARNINGS ADJUSTMENTS

                                                                                                          TWELVE
                                                                                                          MONTHS
                                                                                                          ENDED
                                                                                                         12/31/93
                                                                                                         --------
                                                                                                  (DOLLARS IN THOUSANDS)
(1)      INTEREST INCOME - INTEREST AND FEES ON LOANS
           AMORTIZATION OF THE WRITEUP OF LOANS TO FAIR MARKET VALUE                                        $134

(2)      INTEREST INCOME - INVESTMENT SECURITIES
           AMORTIZATION OF THE NET WRITE-UP OF INVESTMENT SECURITIES
           TO FAIR MARKET VALUE                                                                              172

(3)      INTEREST INCOME - DEPOSITS AT OTHER FINANCIAL INSTITUTIONS
           REDUCTION OF INTEREST INCOME FROM THE LIQUIDATION OF
           SHORT-TERM INVESTMENTS TO FUND THE PURCHASE PRICE                                                 167

(4)      INTEREST EXPENSE - DEPOSITS
           AMORTIZATION OF THE WRITE-UP OF DEPOSITS TO FAIR MARKET VALUE                                      (2)

(5)      PROVISION FOR LOSSES ON LOANS                                                                       307
           ADDITIONAL PROVISION

(6)      NET OCCUPANCY EXPENSE
           ADJUST DEPRECIATION DUE TO THE SALE OF IDLE ASSETS                                    $ (7)
           REVERSAL OF DEPRECIATION DUE TO THE ALLOCATION OF NEGATIVE GOODWILL                    (60)
                                                                                                 -----
             TOTAL                                                                                           (60)

(7)      OTHER EXPENSE
           GOODWILL AND OTHER INTANGIBLES AMORTIZATION                                                       125

(8)      APPLICABLE INCOME TAXES
           TAX EFFECT OF ABOVE ADJUSTMENTS, EXCLUDING THE AMORTIZATION OF
           GOODWILL, ASSSUMING A 39% RATE                                                                   (155)

                                                                                                           ------
             TOTAL                                                                                          $688
                                                                                                           ======

                  UNION PLANTERS CORPORATION AND SUBSIDIARIES
                         PROBABLE PENDING ACQUISITIONS
      UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF EARNINGS ADJUSTMENTS

                                                                                                          TWELVE
                                                                                                          MONTHS
                                                                                                          ENDED
                                                                                                         12/31/93
                                                                                                         --------
                                                                                                  (DOLLARS IN THOUSANDS)
(1)      INTEREST INCOME - INVESTMENT SECURITIES
           AMORTIZATION OF THE NET WRITE-UP OF INVESTMENT SECURITIES
           TO FAIR MARKET VALUE                                                                             $500

(2)      INTEREST INCOME - DEPOSITS AT OTHER FINANCIAL INSTITUTIONS
           REDUCTION OF INTEREST INCOME FROM THE LIQUIDATION OF
           SHORT-TERM INVESTMENTS TO FUND THE PURCHASE PRICE                                                 338

(3)      PROVISION FOR LOSSES ON LOANS
           ADDITIONAL PROVISION                                                                              150

(4)      OTHER INCOME
           ADJUST UNEARNED CREDIT LIFE INSURANCE                                                              23

(5)      NET OCCUPANCY EXPENSE
           REDUCTION OF EXPENSE DUE TO WRITE-OFF OF OTHER INTANGIBLES                            $(64)
           REDUCTION OF EXPENSE DUE TO WRITE-OFF OF COMPUTER EQUIPMENT AND SOFTWARE               (70)
                                                                                                 -----
             TOTAL                                                                                          (134)

(6)      OTHER EXPENSE
           GOODWILL AND OTHER INTANGIBLES AMORTIZATION                                                       333

(7)      APPLICABLE INCOME TAXES
           TAX EFFECT OF ABOVE ADJUSTMENTS, EXCLUDING THE AMORTIZATION OF
           GOODWILL, ASSSUMING A 39% RATE                                                                     91

                                                                                                          -------
             TOTAL                                                                                        $1,301
                                                                                                          =======

NOTE 7. UNAUDITED PRO FORMA CAPITAL RATIOS

         The following table summarizes the Corporation's unaudited capital ratios as of December 31, 1993, and the unaudited pro forma capital ratios assuming consummation of all acquisitions as of December 31, 1993.

                                           As Adjusted for the
                               Actual          Acquisitions
                              --------     -------------------

Shareholders' Equity
  to Assets                     7.55%              7.70%

Leverage Ratio                  7.10%              7.23%

Tier 1 Capital to
  risk-weighted assets*        14.85%             14.78%*

Total Capital to
  risk-weighted assets*        18.59%             18.14%*



*Based on estimated risk-weighted assets of the acquisitions consummated subsequent to December 31, 1993, and all pending acquisitions.